UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 12, 2009

CAPITOL BANCORP LTD.
(Exact Name of Registrant as Specified in its Charter)

Michigan (State or other jurisdiction of incorporation)	(Commission File No.)	38-2761672 (IRS Employer Identification No.)

200 N. WASHINGTON SQUARE
FOURTH FLOOR
LANSING, MI 48933
(Address of Principal Executive Offices)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On August 12, 2009, the Company filed the Certificate of Designations with the Department of Labor and Economic Growth of the State of Michigan. A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

    Exhibits.

3.1	Certificate of Designations of Series A Noncumulative Convertible Perpetual Preferred Stock, as filed with the Department of Labor and Economic Growth of Michigan on August 12, 2009.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       CAPITOL BANCORP LTD.

Dated: August 12, 2009                                                                                                           /s/Cristin K. Reid
                            By:  Cristin K. Reid
                            Its:  Corporate President